GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:   12-Jul-99
Remittance Date:      15-Jul-99
Month End Date:       30-Jun-99

--------------------------------------------------------------------------------------------------------------
(a)  Class I A Distribution Amount                                                                6,839,071.77
(b)  Class I A Distribution Principal                                                             4,317,029.40
                    Scheduled Payments of Principal                              604,198.64
                    Partial Prepayments                                          275,599.94
                    Scheduled Principal Balance Principal Prepayment in Full   2,052,086.43
                    Scheduled Principal Balance Liquidated Contracts           1,385,144.39
                    Scheduled Principal Balance Repurchases                            0.00

(c)  Class I A Interest Distribution                                                              2,522,042.37
     Class I A Interest Shortfall                                                                         0.00

(d)  Class I A Remaining Certificate Balance                                                    451,817,235.09
     Class II A Remaining Certificate Balance                                                   233,130,786.03

(e)  Class II A Distribution Amount                                                               3,539,818.23
(f)  Class II A Distribution Principal                                                            2,446,347.70
                    Scheduled Payments of Principal                              268,194.76
                    Partial Prepayments                                          126,002.47
                    Scheduled Principal Balance Principal Prepayment in Full   1,489,701.16
                    Scheduled Principal Balance Liquidated Contracts             562,449.31
                    Scheduled Principal Balance Repurchases                            0.00

(g)  Class II A Interest Distribution                                                             1,093,470.53
     Class II A Interest Shortfall                                                                        0.00

(h)  Class I A Pass Through Rate                                                                      6.635000%
     Class II A Pass Through Rate                                                                     5.570000%

(i)  Monthly Servicing Fee                                                                          576,426.17

(j)  Delinquency                                                      # of Contracts         Prin. Balance
                                                               -----------------------------------------------

                           a)  One Monthly Payment Delinquent         215                         7,712,928.48
                           b)  Two Monthly Payments                    77                         2,977,172.00
                           c)  Three or more Monthly Payments          51                         2,163,216.95
                                                               ----------               ----------------------
                                                                      343                        12,853,317.43
                                                               ==========               ======================

(k)  Repurchased Contracts      Contract Number                    Repurchase Price       Difference Paid by
                                                                                          Seller
                                                               -----------------------------------------------
                                                                     0.00                                 0.00
                                                               ----------               ----------------------
                                Total Repurchases                    0.00                                 0.00
                                                               ==========               ======================

(l)  Repossessions or Foreclosures                                 Number                    Actual Balance
                                                                ---------               ----------------------
                                               BOP Repossessions      157                      $  5,718,797.01
                                         Plus Repossessions this       53                         1,686,499.58
                                                           Month
                                               Less Liquidations      (60)                       (1,967,193.65)
                                                                ---------               ----------------------
                                               EOP Repossessions      150                      $  5,438,102.94
                                                                =========               ======================

(m)  Group I Enhancement Payment                                                                          0.00
     Group II Enhancement Payment                                                                         0.00

(n)  Monthly Advance Group I                                                                              0.00
     Outstanding Amount Advanced Group I                                                                  0.00
     Monthly Advance Group II                                                                             0.00
     Outstanding Amount Advanced Group II                                                                 0.00

(o)  Group I Deposit to Special Account                                                                   0.00
     Group II Deposit to Special Account                                                                  0.00

(p)  Amount Distributed to Class R Certificateholders                                                10,981.89

(q)  Net Weighted Average Contract Rate Group I                                                           9.45%
     Net Weighted Average Contract Rate Group II                                                          8.31%

(r)  Group I Pool Principal Balance percentage                                                       94.527563%
     Group II Pool Principal Balance percentage                                                      93.346103%

(s)  Aggregate Deficiency Amounts                                                                         0.00
     Servicer Deficiency Amounts received                                                                 0.00

(t)  Net Funds Carryover Amount paid to Class II A Certificateholders                                     0.00
     Net Funds Carryover Amount remaining                                                                 0.00